Exhibit 3

COMMON STOCK	COMMON STOCK

T-Mobile US, Inc.

T-Mobile US, Inc.

INCORPORATED UNDER THE LAWS OF DELAWARE

SEE REVERSE FOR

CERTAIN DEFINITIONS

CUSIP 872590 10 4

THIS CERTIFIES THAT [ ] IS THE OWNER OF [ ]	COUNTERSIGNED AND REGISTERED:
[ ]
BY

FULLY PAID AND NON-ASSESSABLE SHARES OF COMMON STOCK, PAR VALUE $0.00001 PER SHARE, OF

T-MOBILE US, INC.

transferable in the books of the Corporation by the holder hereof, in person or by a duly authorized attorney, upon surrender of the Certificate properly endorsed. This Certificate and the shares represented hereby are issued and shall be subject to all of the provisions of the Fourth Amended and Restated Certificate of Incorporation and the Fifth Amended and Restated Bylaws of the Corporation and all amendments thereto, copies of which are on file with the Corporation and the Transfer Agent, to all of which the holder by acceptance hereof assents.

This certificate is not valid until countersigned and registered by the Transfer Agent and registered by the Registrar.

WITNESS the facsimile signatures of its duly authorized officers.

Dated: [            ]

SECRETARY	PRESIDENT AND CHIEF EXECUTIVE OFFICER

T-MOBILE US, INC.

THE ISSUER IS AUTHORIZED BY ITS CERTIFICATE OF INCORPORATION TO ISSUE SHARES OF MORE THAN ONE CLASS. THE ISSUER WILL FURNISH WITHOUT CHARGE TO ANY STOCKHOLDER, ON WRITTEN REQUEST, A STATEMENT OF THE DESIGNATIONS, PREFERENCES, LIMITATIONS AND RELATIVE RIGHTS OF THE SHARES OF EACH CLASS OF SHARES WHICH THE ISSUER IS AUTHORIZED TO ISSUE AND, IN ADDITION, SUCH A STATEMENT IS ON FILE IN THE OFFICE OF THE SECRETARY OF STATE OF THE ISSUER’S STATE OF INCORPORATION.

The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM	– as tenants in common	UNIF GIFT MIN ACT	– Custodian
TEN ENT	– as tenants by the entirety		(Cust) (Minor)
JT TEN	– as joint tenants with right of survivorship and not as tenants in common		Under Uniform Gifts to Minors Act (State)

Additional abbreviations may also be used though not in the above list.

For value received,                                                                                   hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER

IDENTIFYING NUMBER OF ASSIGNEE

(PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

shares of the common stock evidenced by this certificate, and do hereby irrevocably constitute and appoint

Attorney to transfer the said shares on the books of the within-named Corporation with full power of substitution.

Dated

Signature

Signature

	NOTICE:	THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME OF THE STOCKHOLDER(S) AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.

SIGNATURE(S) GUARANTEED:

THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17d-15.